UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 22, 2019

CHINA RECYCLING ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-12536	90-0093373
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4/F, Tower C

Rong Cheng Yun Gu Building

Keji 3rd Road, Yanta District

Xi’an City, Shaanxi Province

China 710075
(Address of principal executive offices, including zip code)

(86-29) 8765-1097
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CREG	Nasdaq Stock Market

Item 1.01 Entry into a Material Definitive Agreement

On November 22, 2019, China Recycling Energy Corporation, a Nevada corporation (the “Company”), entered into an Exchange Agreement (the “First Exchange Agreement”) with certain investors who had been party to that certain Securities Purchase Agreement dated October 29, 2018 (the “October Securities Purchase Agreement”) by and among the Company and such investors (the “October Investors”). The October Securities Purchase Agreement was filed as an exhibit to our Form 8-K filed with the SEC on October 30, 2018.

Pursuant to the First Exchange Agreement, the Company and the October Investors agreed to exchange the outstanding warrant (the “October Warrant”, as exercised, the “October Warrant Stock”) issued by the Company to the October Investors pursuant to the October Securities Purchase Agreement into shares of common stock of the Company, with an exchange ratio of 1 share of October Warrant Stock for 0.5 shares of common stock, according to the terms and conditions of the First Exchange Agreement.

On November 22, 2019, the Company entered into a Second Exchange Agreement (the “Second Exchange Agreement”) with certain investors who had been party to that certain Securities Purchase Agreement dated April 15, 2019 (the “April Securities Purchase Agreement”) by and among the Company and such investors (the “April Investors”). The April Securities Purchase Agreement was filed as an exhibit to our Form 8-K filed with the SEC on April 15, 2019.

Pursuant to the Second Exchange Agreement, the Company and the April Investors agreed to exchange the outstanding warrant (the “April Warrant”, as exercised, the “April Warrant Stock”) issued by the Company to the April Investors pursuant to the April Securities Purchase Agreement into shares of common stock of the Company, with an exchange ratio of 1 share of April Warrant Stock for 0.6 shares of common stock, according to the terms and conditions of the Second Exchange Agreement.

The foregoing description of the First and Second Exchange Agreements is not complete and is qualified in its entirety by reference to the full text of the First and Second Exchange Agreements, copies of which are attached hereto as Exhibits 10.1 and 10.2 and incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities

Please see the disclosure set forth under Item 1.01, which is incorporated by reference into this Item 3.02

Item 9.01 Financial Statements and Exhibits

(d) The following exhibits are filed with this report.

Exhibits Number	Description
10.1	Form of Exchange Agreement by and between China Recycling Energy Corporation and October Investors, dated November 22, 2019.
10.2	Form of Exchange Agreement by and between China Recycling Energy Corporation and April Investors, dated November 22, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Recycling Energy Corporation

Date: November 25, 2019	/s/ Guohua Ku
Guohua Ku, Chairman & Chief Executive Officer

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